March 1, 2009


                  Supplement to the March 1, 2009 Prospectuses
                                       for


Fund                                    Prospectus

Pioneer Equity Income Fund              Class A, Class B and Class C Shares

Pioneer Global Diversified Equity Fund  Class A and Class C Shares

Pioneer Mid Cap Value Fund              Class A, Class B and Class C Shares


Effective April 1, 2009, the Pioneer funds are making the following changes relating to Class A share purchases:

o The sales charge breakpoint at which purchases may be made at net asset value (that is, without the imposition of a sales charge) will be reduced from $1,000,000 to $500,000.

o The minimum amount of total plan assets in an employer-sponsored retirement plan for Class A shares to be purchased at net asset value will be reduced from $1 million to $500,000. The contingent deferred sales charge (CDSC) will continue to be waived for qualifying employer-sponsored retirement plans.

o For Class A shares that are subject to a CDSC, the period during which the CDSC applies will be reduced from 18 months to 12 months for purchases made on or after April 1, 2009.

In addition, the maximum purchase amount applicable to Class C shares will be reduced from $999,999 to $499,999.

The fund's current policies remain in effect until April 1, 2009.

Until April 1, 2009, the following modifies the corresponding sections of the prospectus under "Buying, exchanging and selling shares" for the above listed funds. Please refer to the prospectus for the main text of these sections.

Sales Charges:  Class A Shares

        Sales charges for Class A shares
                                                Sales charge as % of
                                              ------------------------
                                              Offering      Net amount
        Amount of purchase                    price         invested
        --------------------------------------------------------------
        Less than $50,000                       5.75            6.10
        ..............................................................
        $50,000 but less than $100,000          4.50            4.71
        ..............................................................
        $100,000 but less than $250,000         3.50            3.63
        ..............................................................
        $250,000 but less than $500,000         2.50            2.56
        ..............................................................
        $500,000 but less than $1 million       2.00            2.04
        ..............................................................
        $1 million or more                      0.00            0.00
        --------------------------------------------------------------

Qualifying for a reduced Class A sales charge

Investments of $1 million or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

As a result of the above change, the section in the prospectus entitled "Class A purchases at net asset value are available to:" is modified accordingly.

Class A shares that are subject to a contingent deferred sales charge
Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

General rules on buying, exchanging and selling your fund shares

Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per-transaction basis. Class A shares are not subject to a maximum purchase amount.

As a result of the above change, the section in the prospectus entitled "Comparing classes of shares" is modified accordingly.

                                                                   22851-00-0309
                                         (c)2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds